Exhibit 13.2

SECTION 1350 CERTIFICATION (CFO)

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No. 2 to the Annual Report on Form 20-F/A of VivoPower International PLC (the “Company”) for the year ended June 30, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Philip Wray, Group Finance Director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)  the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 16, 2024

By:	/s/ Philip Wray
Philip Wray
Group Finance Director
(Principal Financial and Accounting Officer)